UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2020
Townsquare Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-36558 (Commission File Number)	27-1996555 (I.R.S. Employer Identification No.)
________________________________________________________

One Manhattanville Road, Suite 202
Purchase, New York 10577
(Address of principal executive offices, including zip code)

(203) 861-0900
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	TSQ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                    Emerging growth company   ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.06.     Material Impairments
On June 3, 2020, management of Townsquare Media, Inc. (the “Company,” “we,” “us,” or “our”) determined that a material impairment charge to the Company’s indefinite-lived intangible assets was required due to an error in the projected cash flows that were utilized in the Company’s valuation model and that a material impairment charge to the Company’s goodwill was required due to a change in the Company’s reporting segments. The Company expects that the impairment charge will be approximately $39.4 million on our FCC licenses and approximately $69.0 million on our goodwill. The Company expects that these impairment charges will not result in any cash expenditures. The impairment charges will be reflected in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Annual Report”).
The information included under Item 4.02 below relating to the understatement of non-cash impairment charges in our prior year financial statements is hereby incorporated by reference.

Item 4.02.     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report             or Completed Interim Review
In April 2020, our management concluded that there was an error in the projected cash flows that were utilized in our valuation model. In connection with the preparation of the 2019 Annual Report, the Company was advised by our independent registered public accounting firm, BDO USA, LLP (“BDO”), that we should consider whether prior periods should be restated as a result of the error.
On June 3, 2020, following further discussions with BDO and RSM US LLP (“RSM”), our former independent registered public accounting firm, our management determined that (a) our Consolidated Balance Sheets as of December 31, 2018 and 2017 and the related Consolidated Statements of Operations, Comprehensive Income, Changes in Stockholders’ Equity and Consolidated Statements of Cash Flows for the years ended December 31, 2018 and 2017, respectively (the “Relevant Audited Financial Statements”), and (b) our unaudited Quarterly Financial Data for the first three quarters of the year ended December 31, 2019 and each quarter of the year ended December 31, 2018 (together with the Relevant Audited Financial Statements, the “Relevant Financial Statements”), should be restated and therefore may no longer be relied upon due to the error in the projected cash flows that were utilized in our valuation model. Furthermore, any related reports of the Company’s independent registered public accounting firm, any previously furnished or filed reports, earnings releases, guidance, investor presentations, or similar communications, regarding these periods may no longer be relied upon.
As a result of the error, non-cash impairment charges were understated by approximately $28.3 million and $3.8 million for each of the years ended December 31, 2018 and 2017, respectively, and the provision for income taxes, net income, earnings per share and retained earnings were overstated for those years. The impact on our Consolidated Balance Sheets was primarily an overstatement of intangible assets, net and an overstatement to retained earnings for each of the years ended December 31, 2018 and 2017.
In connection with the restatement of the Relevant Financial Statements, the Company determined that our previously issued Consolidated Balance Sheets included an overstatement of deferred tax assets and retained earnings for the year ended December 31, 2018. The Company also identified a calculation error resulting in an understatement of basic loss from discontinued operations attributable to participating shares and an overstatement of basic loss from discontinued operations attributable to common shares.
The Company also determined that the loss from the previously disclosed sale of all of the issued and outstanding membership interests of Heartland Group, LLC and its wholly-owned subsidiary North American Midway Entertainment should be recognized as a capital loss. As a result, net loss from discontinued operations, net loss and loss per share from discontinued operations for the second quarter of the year ended December 31, 2018 were understated. The impact on our Consolidated Balance Sheets was primarily an understatement of deferred tax liabilities and an overstatement to retained earnings as of December 31, 2018.

In addition to the errors described above, the Company expects that the restated Relevant Financial Statements will also include adjustments to correct certain other immaterial errors, including previously unrecorded immaterial adjustments identified in audits of prior years’ financial statements.
We do not expect these misstatements, both individually and in the aggregate, to have an impact on the timing of cash payments for income taxes. Furthermore, we do not expect there to be any change to the Company’s Adjusted EBITDA for the year ended December 31, 2019, which was previously disclosed in our press release announcing operating results for the three months and year ended December 31, 2019, filed as Exhibit 99.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 16, 2020.
The restated Relevant Financial Statements are expected to be filed with the 2019 Annual Report as soon as practicable, and will also contain a corrected “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as it relates to the years ended December 31, 2018 and 2017.
In addition, the Company is reassessing its previous conclusions regarding the effectiveness of its internal control over financial reporting and disclosure controls and procedures. Based on this assessment, the Company expects to report material weaknesses in the Company’s internal controls and therefore conclude that internal controls over financial reporting and disclosure controls are not effective.
Management has discussed the matters disclosed under Item 4.02 of this Current Report on Form 8-K with BDO and RSM.
Forward-Looking Statements
Except for the historical information contained in this report, the matters addressed are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future plans, expectations and objectives. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “anticipate,” “estimate,” “expect,” “forecast,” “outlook,” “potential,” “project,” “projection,” “plan,” “intend,” “seek,” “believe,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other words and terms. By nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or implied by the forward-looking statements. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof or as of the date specified herein. Risks and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements include, but are not limited to, our ability to finalize our financial statements, the 2019 Annual Report and the restatement of the Relevant Financial Statements. See “Risk Factors” and “Forward-Looking Statements” included in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 12, 2019, and our subsequent filings with the SEC, for a discussion of additional factors that could have a material impact on our business. Townsquare Media, Inc. assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWNSQUARE MEDIA, INC.

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: Executive Vice President and Chief Financial Officer

Date: June 8, 2020